UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center	18711
Wilkes-Barre, Pennsylvania (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2004, CCE Holdings, LLC (“CCE Holdings”), a joint venture between subsidiaries of Southern Union Company (“Southern Union”) and General Electric Commercial Finance Energy Financial Services (“GE”), completed its acquisition of 100% of the interests of CrossCountry Energy, LLC (“CrossCountry”) from Enron Corp. and its affiliates (the “CrossCountry Acquisition”).

The primary subsidiaries of CrossCountry are Transwestern Holding Company, Inc. (“TW Holdings”), CrossCountry Citrus Corp. (“CrossCountry Citrus”), CrossCountry Energy Services, LLC (“Services”), Northern Plains Natural Gas Company (“Northern Plains NG”), and NBP Services Corporation (“NBP Services”, together with Northern Plains NG, “Northern Plains”), all of which were wholly-owned and contributed by Enron to CrossCountry on March 31, 2004. The primary assets of TW Holdings and CrossCountry Citrus are their investments in pipeline companies, Transwestern Pipeline Company (“TWP”) and Citrus Corp. (50% owned by CrossCountry Citrus), respectively. Citrus Corp. owns 100% of Florida Gas Transmission Company.

Pursuant to an agreement with ONEOK, Inc. (“ONEOK”) and concurrent with the CrossCountry Acquisition, CCE Holdings sold its interest in Northern Plains for $175 million. Because Northern Plains is no longer a part of CrossCountry, the historical results of Northern Plains are not material to an understanding of the future operations of CCE Holdings and, therefore, are not presented. The allocation of the purchase price to CrossCountry’s interest in Northern Plains was equivalent to the sales proceeds of $175 million. Accordingly, no gain or loss was recognized on the sale. Additionally, substantially all of the expenses of Services were billed to, and were incurred on behalf of, TWP, Citrus Corp. and Northern Plains, and Services had no material revenues other than billings at cost to CrossCountry’s pipeline businesses. Accordingly, the net results of Services are embedded in the stand-alone results of TWP, Citrus Corp. and Northern Plains and are not presented separately. Furthermore, because certain CrossCountry employees have been transferred or terminated in connection with the sale of Northern Plains, the costs incurred by Services attributable to Northern Plains are not expected to be incurred by CCE Holdings in the future. During the year ended December 31, 2003, Services billed $10.2 million, $11.6 million and $3.3 million to TWP, Citrus and Northern Plains, respectively, for administrative services. For the nine months ended September 30, 2004, Services billed $7.0 million, $10.2 million and $3.6 million to TWP, Citrus Corp. and Northern Plains, respectively, for administrative services.

In connection with the above-mentioned transaction, certain audited historical financial statements and related notes thereto of TWP and Citrus Corp. for the year ended December 31, 2003 are attached hereto as Exhibits to this Current Report on Form 8-K/A. The Exhibits also include the unaudited historical financial statements and related notes of TWP and Citrus Corp. for the nine months ended September 30, 2004 and 2003.

The unaudited pro forma consolidated condensed financial statements attached hereto as Exhibit 99.f to this Current Report on Form 8-K/A present the consolidated financial data of Southern Union and its subsidiaries, after giving effect to Southern Union’s investment to acquire a 50% interest in CCE Holdings, and CCE Holdings’ acquisition of CrossCountry as further described in Exhibit 99.f.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements.

The following financial statements omitted from Southern Union’s Current Report on Form 8-K with respect to the event dated November 17, 2004 filed with the U.S. Securities and Exchange Commission ("Commission") on November 22, 2004 in reliance upon Item 9.01(a)(4) of Form 8-K are filed herewith:

(1)  Audited restated historical financial statements and related notes of Transwestern Pipeline Company for the year ended December 31, 2003 (Exhibit 99.b).

(2)  Audited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the year ended December 31, 2003 (Exhibit 99.c).

(3)  Unaudited historical financial statements and related notes of Transwestern Pipeline Company for the nine months ended September 30, 2004 and 2003 (Exhibit 99.d).

(4)  Unaudited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the nine months ended September 30, 2004 and 2003 (Exhibit 99.e).

(b)  Pro Forma Financial Information.

The following pro forma financial information omitted from Southern Union’s Current Report on Form 8-K with respect to the event dated November 17, 2004 filed with the Commission on November 22, 2004 in reliance upon Item 9.01(b)(2) of Form 8-K are filed herewith:

(1)  Unaudited Pro Forma Consolidated Condensed Financial Statements of Southern Union Company and its subsidiaries, and related Notes thereto (Exhibit 99.f).

(c)     Exhibits.

2.a

Purchase Agreement Among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, L.L.C., and Enron Corp., dated as of June 24, 2004. (Filed as Exhibit 99.b to Southern Union's Current Report on Form 8-K filed on June 25, 2004 and incorporated herein by reference.)

2.b

Amendment No. 1 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated September 1, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 14, 2004 and incorporated herein by reference.)

2.c

Amendment No. 2 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated November 10, 2004. (Filed as Exhibit 2.c to Southern Union's Current Report on Form 8-K filed on November 22, 2004 and incorporated herein by reference.)

2.d

Purchase Agreement between CCE Holdings, LLC and ONEOK, Inc. dated September 16, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 17, 2004 and incorporated herein by reference.)

23.a	Consent of PricewaterhouseCoopers LLP.
23.b	Consent of PricewaterhouseCoopers LLP.
99.a	Press Release issued by Southern Union dated November 17, 2004. (Filed as Exhibit 99.a to Southern Union's Current Report on Form 8-K filed on November 22, 2004 and incorporated herein by reference.)
99.b	Audited restated historical financial statements and related notes of Transwestern Pipeline Company for the year ended December 31, 2003.
99.c	Audited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the year ended December 31, 2003.
99.d	Unaudited historical financial statements and related notes of Transwestern Pipeline Company for the nine months ended September 30, 2004 and 2003.
99.e	Unaudited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the nine months ended September 30, 2004 and 2003.
99.f	Unaudited Pro Forma Consolidated Condensed Financial Statements of Southern Union Company and its subsidiaries, and related Notes thereto.

This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: February 1, 2005	By	/s/ DAVID J. KVAPIL
David J. Kvapil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.a

Purchase Agreement Among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, L.L.C., and Enron Corp., dated as of June 24, 2004. (Filed as Exhibit 99.b to Southern Union's Current Report on Form 8-K filed on June 25, 2004 and incorporated herein by reference.)

2.b

Amendment No. 1 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated September 1, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 14, 2004 and incorporated herein by reference.)

2.c

Amendment No. 2 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated November 10, 2004. (Filed as Exhibit 2.c to Southern Union's Current Report on Form 8-K filed on November 22, 2004 and incorporated herein by reference.)

2.d

Purchase Agreement between CCE Holdings, LLC and ONEOK, Inc. dated September 16, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 17, 2004 and incorporated herein by reference.)

23.a	Consent of PricewaterhouseCoopers LLP.
23.b	Consent of PricewaterhouseCoopers LLP.
99.a	Press Release issued by Southern Union dated November 17, 2004. (Filed as Exhibit 99.a to Southern Union's Current Report on Form 8-K filed on November 22, 2004 and incorporated herein by reference.)
99.b	Audited restated historical financial statements and related notes of Transwestern Pipeline Company for the year ended December 31, 2003.
99.c	Audited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the year ended December 31, 2003.
99.d	Unaudited historical financial statements and related notes of Transwestern Pipeline Company for the nine months ended September 30, 2004 and 2003.
99.e	Unaudited historical financial statements and related notes of Citrus Corp. and Subsidiaries for the nine months ended September 30, 2004 and 2003.
99.f	Unaudited Pro Forma Consolidated Condensed Financial Statements of Southern Union Company and its subsidiaries, and related Notes thereto.